Supplement to the currently effective SUMMARY PROSPECTUSES of EACH OF the listed fundS

Deutsche Core Plus Income Fund

Deutsche Bond VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each of the fund’s summary prospectuses.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-571